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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                               SEPTEMBER 25, 2001


                          ----------------------------


                          GLOBAL ELECTION SYSTEMS INC.
               (Exact name of registrant as specified in charter)


                            BRITISH COLUMBIA, CANADA
                            ------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                0-24725                                 85-0394190
                -------                                 ----------
        (Commission File Number)             (IRS Employer Identification No.)

           1611 WILMETH ROAD
            MCKINNEY, TEXAS                                75069
           -----------------                               -----
(Address of Principal Executive Offices)                 (Zip Code)

                                 (972) 542-6000
                                 --------------
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On September 25, 2001, the Registrant filed with the Supreme Court of British Columbia the Notice of Extraordinary General Meeting of Shareholders of Global Election Systems Inc. and Management Information Circular of Global Election Systems Inc. (which contains, among other appendices, Global's Consolidated Financial Statements for the year ended June 30, 2001) which is attached hereto as Exhibit 99.1 in accordance with Canadian law in connection with a special meeting of shareholders of the Registrant being held to approve the acquisition by Diebold, Incorporated of all of the Registrant's outstanding shares of capital stock. The Registrant filed a Current Report on Form 8-K with respect to the execution of the definitive agreement pursuant to which Diebold, Incorporated shall acquire the Registrant on September 14, 2001.

ITEM 7.  EXHIBITS.

     Exhibit 99.1 Notice of Extraordinary General Meeting of Shareholders of Global Election Systems Inc. and Management Information Circular of Global Election Systems Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GLOBAL ELECTION SYSTEMS INC.


                                   By: /s/ BRIAN W. COURTNEY
                                      ----------------------------------------
                                      Brian W. Courtney
                                      Chief Executive Officer


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                               INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------
    99.1            Notice of Extraordinary General Meeting of Shareholders of
                    Global Election Systems Inc. and Management Information
                    Circular of Global Election Systems Inc.